Exhibit 99.2

Fourth Quarter 2008 Review January 22, 2009 Speakers: Henry Meyer Jeff Weeden

3 PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management's current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key's control. Key's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that may cause actual results to differ materially include, among other things: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) continued disruption in the fixed income markets; (4) adverse capital markets conditions; (5) continuation of the recent deterioration in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (6) continued disruption in the housing markets and related conditions in the financial markets; (7) increased competitive pressure among financial services companies due to the recent consolidation of competing financial institutions and the conversion of certain investment banks to bank holding companies; (8) heightened legal standards and regulatory practices, requirements or expectations; (9) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (10) increased FDIC deposit insurance premiums; (11) consummation of significant business combinations or divestitures; (12) operational or risk management failures due to technological or other factors; (13) changes in accounting or tax practices or requirements; (14) new legal obligations or liabilities or unfavorable resolution of litigation; and (15) disruption in the economy and general business climate as a result of terrorist activities or military actions. For additional information on KeyCorp and the factors that could cause Key's actual results or financial condition to differ materially from those described in the forward-looking statements consult Key's Annual Report on Form 10-K for the year ended December 31, 2007, and subsequent filings with the Securities and Exchange Commission available on the Securities and Exchange Commission's website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. We do not assume any obligation to update these forward-looking statements.

5 Significant Actions-Fourth Quarter 2008 Strengthened capital / funding position $2.5 billion capital issuance - U.S. Treasury's Capital Purchase Program Reduced fourth quarter dividend from $0.1875 per share to $.0625 per share Issued $1.5 billion new debt under FDIC's Temporary Liquidity Guarantee Program Built loan loss reserve Loan loss reserves increased to $1.8 billion, representing 2.36% of loans and 147% of NPLs Reached agreement on IRS global tax settlement Continued focus on strategic allocation of capital Addressing exit portfolios Reduced exposure to Residential Properties segment in Commercial Real Estate - $247 million in 4Q08 and $1.26 billion in 2008 Peter Hancock joined as Vice Chair of National Banking

7 Net loss per common share $ (1.13) Significant Items Included in Net Loss Noncash charge for goodwill impairment $ (0.85) Loan loss provision in excess of net charge-offs $ (0.32) U.S. tax on accumulated earnings of Canadian leasing operations $ (0.14) Net credit from settlement of leveraged leasing dispute with the IRS $ 0.24 Capital Tangible common equity to tangible assets 5.95% Tangible equity to tangible assets 8.92% Tier 1 risk-based capital (a) 10.81% Total risk-based capital (a) 14.67% Asset Quality Reserve to total loans 2.36% Net loan charge-offs to average loans 1.77% NPLs to EOP portfolio loans 1.60% NPAs to EOP portfolio loans + OREO + Other NPAs 1.91% Financial Summary-Fourth Quarter 2008 (a) 12-31-08 ratio is estimated

9 (a) During the fourth quarter of 2008, Key's taxable-equivalent net interest income was reduced by $18 million as a result of an agreement reached with the IRS on all material aspects related to the IRS global tax settlement pertaining to certain leveraged lease financing transactions. Excluding this reduction, Key's taxable-equivalent net interest margin was 2.84%. During the second quarter of 2008, Key's taxable-equivalent net interest income was reduced by $838 million as a result of an adverse federal court decision on Key's tax treatment of a Service Contract Lease transaction. Excluding this reduction, Key's taxable- equivalent net interest margin was 3.32%. During the first quarter of 2008, Key's taxable equivalent net interest income was reduced by $34 million as a result of an increase to Key's tax reserves for certain lease in, lease out transactions and a recalculation of its lease income in accordance with prescribed accounting standards. Excluding this reduction, Key's taxable-equivalent net interest margin was 3.29%. TE = Taxable Equivalent Net Interest Margin Net Interest Spread Net Interest Income 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Net Interest Income 689 692 716 722 726 726 744 700 706 712 750 738.4 738 705 664 Net Interest Spread 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 0.027 0.0262 0.0252 0.0275 0.0281 0.0288 0.0267 0.0241 Net Interest Margin 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 0.035 0.0346 0.034 0.0348 0.0329 0.0332 0.0313 0.0284 $ in millions Net Interest Margin (TE) (a) (a) (a) The Company was in an asset-sensitive position for the 4th quarter and remains asset sensitive at December 31, 2008. The Company maintained excess liquidity during the 4th quarter which negatively impacted the net interest margin. Competitive pressures on deposit pricing impacted our ability to reduce funding costs as quickly as assets repriced with the decrease in the prime rate.

11 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Exit Portfolios 8.3 8.7 8.2 10.7 9.9 9.6 Other Consumer 3.3 2.9 3.3 3.987 4.023 4 Home Equity 9.7 9.7 9.7 9.8 9.9 10 Other Commercial 10.2 10.3 10 9.8 9.6 9.2 Commercial Real Estate 17.142 15.3 17.2 17.5 17.5 17.5 Commercial & Industrial 19.1 22.8 24.3 24.9 25.3 26.6 Total Loans 67.679 69.717 72.689 76.7 76.17 76.9 CF&A CRE Leasing Home Equity Other Consumer Exit Portfolios Total Loans Loans Held for Sale Total Loans and Loans Held for Sale 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Marine / RV 3.8 3.9 4 4 3.9 3.7 Home Equity 1.2 1.3 1.3 1.2 1.1 1.1 Education 0 0.3 0.3 2.8 2.8 2.862 Marine / RV FP 1 1 1.1 1.1 1.1 1 CRE Homebuilder 2.3 2.2 1.5 1.6 1 0.892 Total Exit 8.3 8.7 8.2 10.7 9.9 9.6 CRE - Homebuilder Marine/RV Floor Plan Education (a) Home Equity - KNB Marine/RV & Other Consumer Total Exiting Loans Total Exiting Held for Sale Total Exiting Loans and Loans Held for Sale Exit Portfolios - Average Balances (a) The increase in 2Q08 reflects the transfer of approximately $3 billion in education loans from held for sale to the loan portfolio on March 31, 2008. The increase during 4Q08 is due to compounding of interest on loans in the deferment period and contracts that were in the pipeline as of the end of October 2008. Average Loans $ in billions $22.8 15.3 10.3 9.7 2.9 8.7 $69.7 $4.8 $74.5 $24.3 17.2 10.0 9.7 3.3 8.2 $72.7 $5.0 $77.7 $24.9 17.5 9.8 9.8 4.0 10.7 $76.7 $1.3 $78.0 $25.3 17.5 9.6 9.9 4.0 9.9 $76.2 $1.7 $77.9 $26.6 17.5 9.2 10.0 4.0 9.6 $76.9 $1.5 $78.4 $2.2 1.0 ..3 1.3 4.9 $8.7 $2.7 $11.4 $1.5 1.1 .3 1.3 4.0 $8.2 $2.9 $11.1 $1.6 1.1 2.8 1.2 4.0 $10.7 - $10.7 $1.0 1.1 2.8 1.1 3.9 $9.9 $.2 $10.1 $.9 1.0 2.9 1.1 3.7 $9.6 $.1 $9.7

13 4Q07 1Q08 2Q08 3Q08 4Q08 Foreign Deposits 5.721 5.9 4.121 2.761 1.3 CD's > $100K 6.888 8.072 8.67 9.506 11.3 CD's < $100K 11.454 12.7 12.7 13.1 14.5 Savings 1.5 1.9 1.8 1.8 1.7 NOW/Money Market 25.7 27 27.7 26.7 24.9 DDA 12.9 10.7 10.6 10.7 10.9 Total 58.5 60.4 61 61.8 63.3 DDA NOW/MMDA Savings CDs < $100K CDs > $100K Total Deposits (a) $12.9 25.7 1.5 11.5 6.9 $58.5 $10.7 27.0 1.9 12.7 8.1 $60.4 $10.6 27.2 1.8 12.7 8.7 $61.0 $10.7 26.7 1.8 13.1 9.5 $61.8 $10.9 24.9 1.7 14.5 11.3 $63.3 Average Deposits $ in billions Average deposits up $1.6 billion, or 2.6%, unannualized from the 3rd quarter Competition for deposits remains high, especially in the Great Lakes Region Customers continue to shift money into CDs from NOW and money market accounts 2008 comparisons to 4th quarter 2007 impacted by the January 1, 2008 acquisition of Union State Bank, which added approximately $1.8 billion in deposits to Key (a) Excludes foreign office deposits

15 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 NCOs to Average Loans - Key 0.0026 0.0033 0.0027 0.0032 0.0035 0.0067 0.0067 0.0275 0.0143 0.0177 NCOs to Average Loans - Peer Median 0.0022 0.0033 0.0027 0.003 0.0034 0.0059 0.0071 0.0101 0.0127 Net Loan Charge-Offs to Average Loans Nonperforming Asset Trends 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Key 0.0144 0.0143 0.0144 0.0142 0.0138 0.0169 0.017 0.0187 0.0203 0.0236 Peer Median 0.0106 0.0106 0.0108 0.0107 0.0109 0.0121 0.0143 0.0162 0.0169 Allowance to Period-End Loans 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Allowance to NPLs - Key 4.23 4.39 3.72 3.42 1.92 1.7467 1.2315 1.7457 1.607 1.4718 Allowance to NPLs - Peer Median 3.24 2.9 2.41 2.1 1.83 1.71 1.25 1.02 1.05 Allowance to NPLs Peer Median NPA to Loans + OREO 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 NPAs to Loans + OREO 0.005 0.0041 0.0054 0.0057 0.0083 0.0108 0.0146 0.0159 0.0161 0.0191 Peer Median S&P Regional & Diversified Bank Indices 0.005 0.0049 0.0054 0.0066 0.0085 0.0105 0.0135 0.0165 0.0196 OREO & Other 50 55 96 98 66 52 52 54 103 149 Held For Sale 56 3 3 4 6 25 9 342 169 90 Consumer 88 97 99 95 105 119 146 135 150 165 C&I & Leasing 62 60 101 117 124 112 185 316 364 496 Comm'l Real Estate 37 10 10 23 269 456 723 363 453 564 Total 329 273 353 378 570 764 1115 1210 1239 1464 CRE CF&A & Leasing Consumer Held for Sale OREO + Other Total $456 112 119 25 52 $764 $723 185 146 9 52 $1,115 $363 316 135 342 54 $1,210 $453 364 150 169 103 $1,239 $564 496 165 90 149 $1,464 Asset Quality $ in millions

17 Credit Quality by Portfolio-4Q08 (a) Net charge-off amounts annualized in calculation. N/M = Not Meaningful $ in millions

19 Commercial Real Estate Loans December 31, 2008 (a) Segment NPLs are taken as a percentage of total Key NPLs. Total Key NPLs were $1,225 million at 12-31-2008. (b) Nonresidential land and development loans. (c) The percentages are calculated using total Key information for nonperforming loans, 90+ days past due and 30-89 days past due at 12-31-08 and 9-30-08. N/M = Not Meaningful $ in millions

Residential Properties: $2.15 Billion Commercial Real Estate December 31, 2008 21

23 Exit Portfolios $ in millions, period-end data Total exit portfolio loans represent 12.3% of total loans and loans held for sale at December 31, 2008. Net charge-offs on exit portfolio loans represented 40.6% of total net charge-offs for the 4th quarter. Exit portfolio nonperforming assets represent 32.9% of total nonperforming assets at December 31, 2008. (a) During the 4th quarter, the Company transferred $88 million into the portfolio and received payments, net of advances, of $77 million. (b) Writedowns on held-for-sale loans are direct charges to noninterest income. During the 4th quarter, the Company recorded $14 million of realized and unrealized losses on these loans.

25 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Tier 1 Capital - Key 0.0794 0.0744 0.0833 0.0853 0.0855 0.1081 Tarp Tier 1 Capital - Peer Median 0.0796 0.0751 0.0764 0.0822 0.0835 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Total Capital - Key 0.1176 0.1138 0.1234 0.1241 0.124 0.1467 Tarp Total Capital - Peer Median 0.1155 0.1123 0.1136 0.1197 0.1215 Peer Median Tier 1 Risk-Based Capital (a) Total Risk-Based Capital (a) 6.00% 10.00% Fed-defined minimum for a "well capitalized" bank Capital Ratios Tangible Equity to Tangible Assets 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Tangible Equity to Tangible Assets - Key 0.0794 0.0658 0.0685 0.0698 0.0695 0.0892 Tarp Tangible Equity to Tangible Assets - Peer Median 0.0796 0.0559 0.0568 0.059 0.059 4Q07 1Q08 2Q08 3Q08 4Q08 Tangible Common Equity 0.0658 0.0685 0.0632 0.0629 0.0595 Tangible Common Equity - Peer Median 0.0559 0.0568 0.0575 0.0574 Tangible Common Equity To Tangible Assets (a) 12-31-08 ratio is estimated.

27 Appendix

29 Great Lakes Core Deposits: 33% Commercial Loans: 30% Home Equity Loans: 29% Northwest Core Deposits: 24% Commercial Loans: 28% Home Equity Loans: 29% Rocky Mountains Core Deposits: 8% Commercial Loans: 13% Home Equity Loans: 14% Northeast Core Deposits: 31% Commercial Loans: 21% Home Equity Loans: 26% Note: Percentages are based on quarterly average balances and exclude core deposits, commercial loans and home equity loans centrally managed outside of the four Community Banking regions. Geographically Diverse Community Banking Fourth Quarter 2008

31 TE = Taxable Equivalent; N/M = Not Meaningful; N/A = Not Applicable Community Banking Summary of Operations $ in millions

33 Community Banking Supplementary Information (Lines of Business) $ in millions TE = Taxable Equivalent; N/A = Not Applicable

35 National Banking Summary of Operations (a) National Banking's results for the fourth quarter of 2008 include a $465 million ($420 million after tax) noncash charge for goodwill impairment. For the third quarter of 2008, National Banking's results include $54 million ($33 million after tax) of derivative-related charges recorded as a result of market disruption caused by the failure of Lehman Brothers. (b) From continuing operations $ in millions TE = Taxable Equivalent; N/M = Not Meaningful; N/A = Not Applicable

National Banking Supplementary Information (Lines of Business) $ in millions TE = Taxable Equivalent; N/M = Not Meaningful; N/A = Not Applicable Percent Change 4Q08 vs. 4Q08 3Q08 4Q07 3Q08 4Q07 Real Estate Capital and Corporate Banking Total revenue (TE) $161 $96 $160 67.7% ..6 % Provision for loan losses 153 99 270 54.5 (43.3) Noninterest expense 93 89 117 4.5 (20.5) Net loss (53) (58) (142) 8.6 62.7 Average loans and leases 16,604 16,447 15,003 1.0 10.7 Average loans held for sale 511 792 1,257 (35.5) (59.3) Average deposits 10,390 10,446 10,396 (.5) (.1) Net loan charge-offs 81 100 45 (19.0) 80.0 Net loan charge-offs to average loans 1.94% 2.42% 1.19 % N/A N/A Return on average allocated equity (9.96) % (11.40) % (36.68) % N/A N/A Equipment Finance Total revenue (TE) $92 $111 $183 (17.1) % (49.7) % Provision for loan losses 33 64 23 (48.4) 43.5 Noninterest expense 349 90 96 287.8 263.5 Net (loss) income (276) (27) 40 (922.2) N/M Average loans and leases 9,548 10,013 10,730 (4.6) (11.0) Average loans held for sale 29 49 15 (40.8) 93.3 Average deposits 15 20 17 (25.0) (11.8) Net loan charge-offs 51 32 18 59.4 183.3 Net loan charge-offs to average loans 2.12% 1.27% ..67 % N/A N/A Return on average allocated equity (124.21) % (12.00) % (17.40) % N/A N/A

39 (a) From continuing operations National Banking Supplementary Information (Lines of Business) $ in millions TE = Taxable Equivalent; N/M = Not Meaningful; N/A = Not Applicable

41 Average Loans Continuing Operations $ in millions N/M = Not Meaningful

43 Home Equity Loans December 31, 2008 $ in millions, period-end data

45 Net Charge-Offs to Average Loans

47 Nonperforming Assets (a) Primarily investments held by the Private Equity unit within Key's Real Estate Capital and Corporate Banking Services line of business. (b) During the second quarter of 2008, Key transferred $384 million of commercial real estate loans ($719 million of primarily construction loans, net of $335 million in net charge-offs) from the loan portfolio to held-for-sale status. $ in millions

49 Significant Items Impacting 4Q08 Results $ in millions, except per share amounts